Exhibit 99.1
BeautyHealth Reports First Quarter 2024 Financial Results

Delivers first quarter net sales of $81.4 million; year-over-year operating expense improvement of $6.1 million

Repurchases $192.3 million of convertible notes through May 8th

Long Beach, Calif., May 9, 2024 – The Beauty Health Company (NASDAQ: SKIN) (“BeautyHealth”), home to flagship brand Hydrafacial, today announced financial results for the first quarter ended March 31, 2024. First quarter net sales of $81.4 million decreased (5.7)% relative to the same period in 2023. First quarter results reflect lower equipment sales substantially offset by steady growth in consumables net sales.

"Our first quarter results demonstrate the progress we are making on our near-term strategic priorities, including sales excellence, operational excellence, and financial discipline,” said BeautyHealth Chief Executive Officer Marla Beck. "I am confident that our continued execution of our business transformation strategy will lay the foundation for future growth. By focusing on our providers and the clinically proven efficacy of the Hydrafacial treatment system, we will ensure our flagship brand remains a leading facial treatment in aesthetics while we continue to unlock its potential with providers and consumers across the globe."

Key Operational and Business Metrics

	Three Months Ended March 31,
Unaudited ($ in millions) (2)	2024	2023(1)
Delivery Systems net sales	$35.8	$45.4
Consumables net sales	45.6	40.9
Total net sales	$81.4	$86.3
Gross profit	$48.4	$54.1
Gross margin	59.4%	62.7%
Adjusted gross profit(3)	$51.6	$60.4
Adjusted gross margin(3)	63.4%	70.0%
Net loss	$(0.7)	$(20.3)
Adjusted EBITDA(3)	$0.4	$(0.5)
Adjusted EBITDA margin(3)	0.4%	(0.6)%

	Three Months Ended March 31,
Unaudited	2024	2023
Total delivery systems sold	1,417	1,774
Active install base	32,530	27,406
__________________________
(1)    Reflects the impact of immaterial revisions to the financial statements.
(2) Amounts may not sum due to rounding.
(3) See "Non-GAAP Financial Measures" below.

Financial Highlights
•Net sales were $81.4 million for the first quarter of 2024, a decrease of (5.7)%, compared to the prior year period, due to lower delivery systems net sales.
•Gross margin was 59.4% in Q1 2024 compared to 62.7% in Q1 2023. Adjusted gross margin was 63.4% in Q1 2024 compared to 70.0% in Q1 2023. Gross margin and adjusted gross margin for 2024 were adversely impacted by higher indirect product costs and inventory related charges.
•Net loss was $(0.7) million in Q1 2024 compared to net loss of $(20.3) million in Q1 2023. The change compared to the prior year was primarily due to the gain on repurchase of $75.0 million of principal amount of the Company's convertible notes in Q1 2024.

•Adjusted EBITDA was $0.4 in Q1 2024 compared to adjusted EBITDA of $(0.5) in Q1 2023, primarily due to lower operating expenses.
•The Company placed 1,417 delivery systems during the quarter compared to 1,774 in the prior year period, as the Company works to strengthen customer confidence in Syndeo.

Balance Sheet and Cash Flow Highlights
•Cash, cash equivalents, and restricted cash were approximately $444.6 million as of March 31, 2024 compared to approximately $523.0 million as of December 31, 2023. The change was primarily due to the repurchase of convertible notes during Q1 2024.
•The Company had approximately 7 million private placement warrants and approximately 123.5 million shares of Class A common stock outstanding as of March 31, 2024.
•In January 2024, the Company repurchased $75.0 million principal amount of our Notes at a weighted-average price equal to 77% for $57.8 million. In April 2024, the Company repurchased $98.3 million principal amount of our Notes at a weighted average price equal to 84%. In the month of May, through May 8, 2024, the Company repurchased $19.0 million principal amount of our Notes at a weighted-average price equal to 84%.

Financial Guidance as of May 2024

Second Quarter 2024
Net sales	$96 – $102 million
Adjusted EBITDA(1)	$4 – $7 million

Fiscal Year 2024
Net sales	Flat to low-single digit % growth
Adjusted EBITDA(1)	> $40 million
__________________________
(1) See "Non-GAAP Financial Measures" below.

Financial guidance reflects the following assumptions:
•Second quarter financial guidance reflects a challenging year-over-year comparison due to the international launch of Syndeo in the comparable 2023 period.
•Fiscal year financial guidance reflects a return to net sales growth in the second half of 2024, primarily weighted toward the fourth quarter.
•Assumes no material deterioration in general market conditions or other unforeseen circumstances beyond the Company's control, such as foreign currency exchange rates.
•Excludes any unannounced acquisitions, dispositions or financings.

Regional Operational and Business Metrics

	Three Months Ended March 31,
Unaudited ($ in millions) (1)	2024	2023
Delivery Systems net sales
Americas	$18.3	$24.4
Asia-Pacific (“APAC”)	7.5	9.8
Europe, the Middle East and Africa (“EMEA”)	10.0	11.2
Total Delivery Systems net sales	$35.8	$45.4

Consumables net sales
Americas	$32.0	$28.6
APAC	4.5	3.8
EMEA	9.1	8.5
Total Consumables net sales	$45.6	$40.9

Total net sales
Americas	$50.3	$53.0
APAC	12.0	13.6
EMEA	19.1	19.7
Total net sales	$81.4	$86.3

Total delivery systems sold
Americas	708	902
APAC	327	401
EMEA	382	471
Total delivery systems sold	1,417	1,774
__________________________
(1) Amounts may not sum due to rounding.

Conference Call
BeautyHealth will host a conference call on Thursday, May 9, 2024, at 4:30 p.m. ET to review its first quarter 2024 financial results. The call may be accessed via live webcast through the Events & Presentations page on our Investor Relations website at https://investors.beautyhealth.com. A replay of the conference call will be available approximately three hours after the conclusion of the call and can be accessed online at https://investors.beautyhealth.com.

Non-GAAP Financial Measures
In addition to results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes.

Management believes that these non-GAAP financial measures, when reviewed collectively with the Company’s GAAP financial information, provide useful supplemental information to investors in assessing the Company's operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to unusual items.

Adjusted gross profit is gross profit excluding the effects of depreciation expense, amortization expense, stock-based compensation expense and other items such as the write-off of discontinued, excess and obsolete product. Adjusted gross margin represents adjusted gross profit as a percentage of net sales.

Adjusted EBITDA is calculated as net loss excluding the effects of expense (benefit) for income taxes; depreciation expense; amortization expense; stock-based compensation expense; interest expense; interest income; other expense (income), net; change in fair value of warrant liability; foreign currency (gain) loss, net; loss on disposal of assets; transaction related costs; write-off of discontinued, excess and obsolete product; litigation related costs; and severance, restructuring and other. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of net sales.

The Company does not provide a reconciliation of its fiscal 2024 adjusted EBITDA margin guidance to net loss, the most directly comparable forward looking GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash stock-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's fiscal 2024 adjusted EBITDA margin guidance is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements. See “Forward-Looking Statements” for additional information.

The Beauty Health Company
Condensed Consolidated Statements of Comprehensive Income (Loss) (1)
($ in millions, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024	2023(2)
Net sales	$81.4	$86.3
Cost of sales	33.0	32.2
Gross profit	48.4	54.1
Operating expenses:
Selling and marketing	33.7	38.7
Research and development	2.8	2.3
General and administrative	28.9	30.4
Total operating expenses	65.4	71.4
Loss from operations	(17.0)	(17.3)
Interest expense	3.0	3.4
Interest income	(5.4)	(4.3)
Other income, net	(16.1)	(0.4)
Change in fair value of warrant liabilities	1.5	9.1
Foreign currency transaction loss (gain), net	1.3	(1.1)
Loss before provision for income taxes	(1.3)	(23.9)
Income tax benefit	(0.7)	(3.7)
Net loss	(0.7)	(20.3)
Comprehensive loss, net of tax:
Foreign currency translation adjustments	(1.0)	0.9
Comprehensive loss	$(1.7)	$(19.4)
Net loss per share
Basic	$(0.01)	$(0.15)
Diluted	$(0.10)	$(0.15)
Weighted average common shares outstanding
Basic	123,120,426	132,420,762
Diluted	144,477,208	132,420,762
__________________________
(1)Amounts may not sum due to rounding.
(2)Reflects the impact of immaterial revisions to the financial statements.

The Beauty Health Company
Condensed Consolidated Balance Sheets (1)
($ in millions)
(Unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash, cash equivalents, and restricted cash	$444.6	$523.0
Accounts receivable, net	47.7	54.7
Inventories	95.7	91.3
Income tax receivable	1.2	0.3
Prepaid expenses and other current assets	25.6	28.9
Total current assets	614.8	698.3
Property and equipment, net	12.0	14.2
Right-of-use assets, net	16.4	12.1
Intangible assets, net	58.4	62.1
Goodwill	125.4	125.8
Deferred income tax assets, net	1.9	0.5
Other assets	15.8	16.0
TOTAL ASSETS	$844.7	$929.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37.3	$44.8
Accrued payroll-related expenses	15.5	22.0
Syndeo Program reserves	8.3	21.0
Lease liabilities, current	4.6	4.6
Income tax payable	3.4	2.8
Other accrued expenses	24.4	19.8
Total current liabilities	93.6	115.0
Lease liabilities, non-current	13.7	9.3
Deferred income tax liabilities, net	1.1	0.7
Warrant liabilities	5.0	3.6
Convertible senior notes, net	665.5	738.4
Other long-term liabilities	2.6	2.8
TOTAL LIABILITIES	$781.4	$869.7

Stockholders’ equity:
Class A Common Stock	$—	$—
Additional paid-in capital	546.9	541.3
Accumulated other comprehensive loss	(4.1)	(3.0)
Accumulated deficit	(479.5)	(478.9)
Total stockholders’ equity	$63.3	$59.4
LIABILITIES AND STOCKHOLDERS’ EQUITY	$844.7	$929.1
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Condensed Consolidated Statement of Cash Flows (1)
($ in millions)
(Unaudited)

	Three Months Ended March 31,
	2024	2023(2)
Cash, cash equivalents, and restricted cash at beginning of period	$523.0	$568.2
Operating activities:
Net loss	(0.7)	(20.3)
Non-cash adjustments	9.8	23.6
Change in operating assets and liabilities:
Accounts receivable	5.9	4.8
Inventories	(11.1)	(13.9)
Prepaid expenses, other current assets, and income tax receivable	1.9	(1.3)
Accounts payable, accrued expenses, and income tax payable	(20.8)	(3.8)
Other, net	(1.9)	(2.1)
Net cash used for operating activities	(16.9)	(13.0)
Net cash used for investing activities	(1.8)	(21.7)
Net cash used for financing activities	(58.6)	(2.2)
Net decrease in cash, cash equivalents, and restricted cash	(77.3)	(36.9)
Effect of foreign currency translation	(1.1)	1.0
Cash, cash equivalents, and restricted cash at end of period	$444.6	$532.3
__________________________
(1)Amounts may not sum due to rounding.
(2)Reflects the impact of immaterial revisions to the financial statements.

The following table reconciles gross profit to adjusted gross profit for the periods presented:

	Three Months Ended March 31,
Unaudited ($ in millions) (2)	2024	2023(1)
Net sales	$81.4	$86.3

Gross profit	$48.4	$54.1
Gross margin	59.4%	62.7%

Adjusted to exclude the following:
Depreciation expense	0.5	0.5
Amortization expense	3.2	2.4
Stock-based compensation expense	(0.4)	0.3
Write-off of discontinued, excess and obsolete product	—	3.0
Adjusted gross profit	$51.6	$60.4
Adjusted gross margin	63.4%	70.0%
__________________________
(1)Reflects the impact of immaterial revisions to the financial statements.
(2)Amounts may not sum due to rounding.

The following table reconciles net loss to adjusted EBITDA for the periods presented:

	Three Months Ended March 31,
Unaudited ($ in millions) (2)	2024	2023(1)
Net sales	$81.4	$86.3

Net loss	$(0.7)	$(20.3)
Adjusted to exclude the following:
Benefit for income taxes	(0.7)	(3.7)
Depreciation expense	2.8	1.8
Amortization expense	5.9	4.4
Stock-based compensation expense	6.6	3.6
Interest expense	3.0	3.4
Interest income	(5.4)	(4.3)
Other income, net	(16.1)	(0.4)
Change in fair value of warrant liabilities	1.5	9.1
Foreign currency transaction loss (gain), net	1.3	(1.1)
Loss on disposal of assets	—	0.1
Write-off of discontinued, excess and obsolete product	—	3.0
Litigation related costs	0.6	1.0
Severance, restructuring and other	1.5	2.9
Adjusted EBITDA	$0.4	$(0.5)
Adjusted EBITDA margin	0.4%	(0.6)%
__________________________
(1)Reflects the impact of immaterial revisions to the financial statements.
(2)Amounts may not sum due to rounding.

About The Beauty Health Company
The Beauty Health Company (NASDAQ: SKIN) is a global category-creating company delivering millions of skin health experiences every year that help consumers reinvent their relationship with their skin, bodies and self-confidence. Our brands are pioneers: Hydrafacial™ in hydradermabrasion, SkinStylus™ in microneedling, and Keravive™ in scalp health. Together, with our powerful global community of estheticians, partners and consumers, we are personalizing skin health for all ages, genders, skin tones, and skin types. We are committed to being ever more mindful in how we conduct our business to positively impact our communities and the planet. Find a local provider at https://hydrafacial.com/find-a-provider/, and learn more at beautyhealth.com or LinkedIn.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding The Beauty Health Company’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts
Investors: IR@beautyhealth.com
Press: Press@beautyhealth.com